UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) April 10, 2013
                                                          --------------

                        Microwave Filter Company, Inc.
               (Exact Name of Registrant as Specified in Charter)

          New York                  0-10976              16-0928443
-------------------------   -----------------------  -------------------
(State or Other Jurisdiction(Commission File Number)   (IRS Employer
  of Incorporation)                                   Identification No.)


 6743 Kinne Street, East Syracuse, New York                        13057
 ------------------------------------------------                --------
 (Address of Principal Executive Offices)                      (Zip Code)

                                 (315) 438-4700
                                 --------------
               Registrant's telephone number, including area code

                                 not applicable
             ------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of thefollowing provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS


  Microwave Filter Company, Inc. held its Annual Meeting of Shareholders on April 10, 2013. As of February 22, 2013, the record date for the meeting, there were 2,585,161 shares of common stock entitled to vote at the meeting. There were 2,032,639 shares of common stock present in person or by proxy, which represented 78.6% of the shares entitled to vote, and which constituted a quorum for the transaction of business. The following proposals were submitted to a vote of shareholders :

(1) Proposal No. 1 -  Election of Directors

  An election of directors was held and the shares present were voted as follows::

                                                               Broker
                                For            Withheld        Non-Vote
                            ___________       __________      ___________

Robert A. Andrews             975,673           53,077         1,003,889

Sidney K. Chong               975,613           53,137         1,003,889

Richard L. Jones              975,673           53,077         1,003,889

Robert D. Shiroki             993,135           35,615         1,003,889


(2) Proposal No. 2 -  Ratification of Appointment of Independent
Registered Public Accountants

  The shareholders voted to ratify the appointment of EFP Rotenberg, LLP as the Company's independent registered public accountants for the fiscal year ending September 30, 2013, as set forth below:

         For            Against         Abstain
     ___________      ___________      __________

      1,885,433          28,086          119,120


(3) Proposal No 3 - To hold an advisory vote on executive compensation

   The shareholders voted to approve executive compensation, as set forth below:

         For            Against         Abstain      Broker Non-Vote
     ___________      ___________      __________   _________________

       839,229          99,060          90,461         1,003,889

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(4) Proposal No 4 - To hold an advisory vote on the frequency of the of the advisory vote on executive compensation

   The shareholders voted for 3 years, as set forth below:

  3 Years       2 Years     1 Year    Abstain     Broker Non-Vote
 __________    _________   ________  _________   _________________

  905,964       13,918      80,492     28,376       1,003,889


(5) Proposal No 5 - To consider a shareholder proposal for proxy access

   The shareholders did not approve the shareholder proposal, as set forth below:

         For            Against         Abstain      Broker Non-Vote
     ___________      ___________      __________   _________________

       151,375          848,043         29,332       1,003,889







                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Microwave Filter Company, Inc.
                                    --------------------------------
                                    (Registrant)


Dated: April 10, 2013               By:  /s/ Carl F. Fahrenkrug
                                    --------------------------------
                                    Carl F. Fahrenkrug
                                    President and Chief Executive Officer


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